Exhibit 99.1

JOINT FILING AGREEMENT

This Joint Filing Agreement, dated as of August 13, 2026, is by and among Cormorant Global Healthcare Master Fund, LP, Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare Fund III, LP, Cormorant Private Healthcare GP III, LLC, Cormorant Private Healthcare Fund V, LP, Cormorant Private Healthcare GP V, LLC, Cormorant Private Healthcare Fund VI, LP, Cormorant Private Healthcare GP VI, LLC, Cormorant Asset Management, LP and Bihua Chen (collectively, the “Filers”).

Each of the Filers may be required to file with the United States Securities and Exchange Commission a statement on Schedule 13D and/or 13G with respect to Common Stock of BlossomHill Therapeutics, Inc. beneficially owned by them from time to time.

Pursuant to and in accordance with Rule 13(d)(1)(k) promulgated under the Securities Exchange Act of 1934, as amended, the Filers hereby agree to file a single statement on Schedule 13D and/or 13G (and any amendments thereto) on behalf of each of the Filers, and hereby further agree to file this Joint Filing Agreement as an exhibit to such statement, as required by such rule.

This Joint Filing Agreement may be terminated by any of the Filers upon written notice or such lesser period of notice as the Filers may mutually agree.

Executed and delivered as of the date first above written.

CORMORANT GLOBAL HEALTHCARE MASTER
FUND, LP
By:	Cormorant Global Healthcare GP, LLC
its General Partner

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT GLOBAL HEALTHCARE GP, LLC

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT PRIVATE HEALTHCARE FUND III, LP
By:	Cormorant Private Healthcare GP III, LLC
its General Partner

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT PRIVATE HEALTHCARE GP III, LLC

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT PRIVATE HEALTHCARE FUND V, LP
By:	Cormorant Private Healthcare GP V, LLC
its General Partner

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT PRIVATE HEALTHCARE GP V, LLC

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT PRIVATE HEALTHCARE FUND VI, LP
By:	Cormorant Private Healthcare GP VI, LLC
its General Partner

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT PRIVATE HEALTHCARE GP VI, LLC

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT ASSET MANAGEMENT, LP
By:	Cormorant Asset Management GP, LLC
its General Partner

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

/s/ Bihua Chen
Bihua Chen